UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

Magellan Midstream Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	MMP	New York Stock Exchange

Item 1.01.    Entry Into a Material Definitive Agreement.

On June 10, 2021, Magellan Midstream Partners, L.P. (the “Partnership”) announced its subsidiary, Magellan OLP, L.P. (“Magellan”), had entered into an Equity Purchase Agreement dated June 9, 2021, by and between Magellan and Buckeye Partners, L.P. (the “Purchaser”) (the “Equity Purchase Agreement”), providing for the sale of Magellan’s independent terminals network comprised of 26 refined petroleum products terminals with approximately six million barrels of storage located primarily in the southeastern United States. The aggregate purchase price is $435 million, subject to a working capital adjustment.

Magellan and the Purchaser have made customary representations and warranties in the Equity Purchase Agreement. The completion of the transaction is also subject to customary closing conditions, including but not limited to (i) receipt of all required regulatory approvals, (ii) the accuracy of the representations and warranties and (iii) compliance with customary pre-closing covenants, including covenants relating to the conduct of the business between the signing date and the closing date and the required efforts of the parties to cause the transaction to be completed. The Equity Purchase Agreement also contains customary indemnity obligations, if representations and warranties are breached, and termination rights, if the closing conditions are not ultimately satisfied.

Item 7.01.    Regulation FD Disclosure.

On June 10, 2021, the Partnership issued a press release announcing the entry into the Equity Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1    The Partnership's press release dated June 10, 2021.

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).
__________

    The information being furnished under Items 7.01 and 9.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: June 10, 2021	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Vice President and Corporate Secretary